SF PARTNERSHIP, LLP
                                                           CHARTERED ACCOUNTANTS


                         CONSENT OF INDEPENDENT AUDITORS


To the Stockholders of
of Maximum Awards, Inc.

We hereby  consent  to the  incorporation  by  reference,  in this  Registration
Statement of Form 10-SB/A No.2 of Maximum Awards, Inc., of our report double dated May 27, 2004 and September 3, 2004 relating to the financial statements of Maximum Awards, Inc. as at December 31, 2003 and 2002 and for the years then ended.


                                        SF PARTNERSHIP, LLP

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                                        SF Partnership, LLP
                                        Certified Public Accountants